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                                                                   Exhibit 99.1


      AMENDMENT No. 2 (this "Amendment"), dated as of April 21, 2005, to the Share Exchange Agreement dated as of March 15, 2005 and as amended by Amendment No. 1 dated as of March 15, 2005 (the "Agreement"), by and among EPIMMUNE INC., a Delaware corporation (the "Issuer"), and the shareholders of IDM S.A., a societe anonyme organized under the laws of France (the "Company"), listed on Exhibit A attached thereto (the "Principal Company Shareholders"). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

                                    RECITALS:

      A. The Issuer and the Principal Company Shareholders have entered into the Agreement;

      B. The Principal Company Shareholders have appointed Helene Ploix, as Shareholder Representative, and have empowered her to execute amendments to the Agreement which may be necessary or desirable to complete the Agreement; and

      C. The Issuer and the Shareholder Representative, on behalf of the Principal Company Shareholders, have agreed to enter into this Amendment No. 2 to the Agreement.

      NOW, THEREFORE, in consideration of the foregoing and the rights and obligations contained herein, and intending to be legally bound hereby, the Issuer and the Shareholder Representative hereby agree as follows:

            Section 1. Issuer Reverse Stock Split. Section 6.11(d) of the Agreement shall be deleted and replaced in its entirety by the following paragraph:

            (d) Subject to the receipt of the requisite stockholder approval at the Issuer Stockholders' Meeting, the Issuer shall take all action as may be necessary immediately prior to the Closing to (i) effect a reverse stock split of the Issuer Common Stock pursuant to which four, five or six shares of Issuer Common Stock will be consolidated into one share of Issuer Common Stock (it being understood that the final determination of the number of shares of Issuer Common Stock to be consolidated under this
      Section 6.11(d) shall be made by the Issuer's board of directors in consultation with the Company, following the approval by the requisite affirmative vote of the stockholders of the Issuer of each proposed ratio for such reverse stock split) and (ii) cause the authorized capital stock of the Issuer after giving effect to such reverse stock split prescribed in clause (i) above to be increased to a total of 65,000,000 shares, consisting of 55,000,000 shares of Issuer Common Stock and 10,000,000 shares of Issuer Preferred Stock.

            Section 2. Compensation Matters. Section 6.14 of the Agreement shall be deleted and replaced in its entirety by the following:

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            SECTION 6.14 Compensation Matters. (a) The Issuer shall take all actions necessary, including, without limitation, seeking stockholder approval for such actions at the Issuer Stockholders' Meeting, (i) to increase the number of shares of Issuer Common Stock reserved for issuance under the Issuer's 2000 Stock Plan (including the Issuer French Stock Option Plan) by 8,800,000 shares of Issuer Common Stock, (ii) to increase the number of shares of Issuer Common Stock reserved for issuance under the Issuer's 2001 Employee Stock Purchase Plan, (iii) to adopt the Issuer French Stock Option Plan, and (iv) to adopt the Issuer French Employee Stock Purchase Plan (the "Issuer French ESPP") if mutually agreed by the Company and the Issuer and reserve for issuance thereunder 215,000 shares of Issuer Common Stock; provided that the Issuer shall not withhold its agreement if the Company has provided the Issuer a draft of the Issuer French ESPP at least five business days in advance of the filing of the first amendment to the Proxy Statement, if any, to allow for inclusion into the first amendment to the Proxy Statement, if any. The Issuer French ESPP shall provide for similar rights and benefits as provided under the Issuer's 2001 Employee Stock Purchase Plan, enabling participants to purchase shares of Issuer Common Stock, and shall be in such form and substance as may be reasonably necessary or desirable to receive favorable treatment under French law, and as reasonably satisfactory to the Company and the Issuer.

      (b) As soon as practicable after the receipt of the requisite approval of the stockholders of the Company of the Issuer Stock Option Plan Amendment and, if applicable, of the adoption of the Issuer French ESPP, the Issuer shall cause the additional shares of Issuer Common Stock reserved for issuance under the Issuer's 2000 Stock Plan and, if applicable, the shares of Issuer Common Stock reserved for issuance under the Issuer French ESPP to be registered under an effective registration on Form S-8 (or any successor form) or another appropriate form, and the Issuer shall use its reasonable best efforts to maintain the effectiveness of such registration statement or registration statements for as long as shares of Issuer Common Stock remain outstanding under such plans. In addition, the Issuer shall use its reasonable best efforts to cause the shares of Issuer Common Stock that are issuable under such plans to be listed on Nasdaq.

            Section 3. Entire Agreement. The Agreement, as amended by this Amendment constitutes the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, between the parties and the Principal Company Shareholders with respect to the subject matter thereof and hereof. Except as amended by this Amendment, the Agreement shall continue in full force and effect in accordance with its terms.

            Section 4. Severability. If any term or other provision of this Amendment is invalid, illegal or incapable of being enforced by any rule of Law, or public policy, all other conditions and provisions of this Amendment shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions contemplated by this Amendment is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Amendment so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated by the Agreement as amended by this Amendment to the fullest extent possible.


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            Section 5. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

            Section 6. Governing Law. (a) This Amendment shall be governed by, and construed in accordance with, the laws of the State of Delaware applicable to contracts executed in and to be performed in that jurisdiction, excluding (to the greatest extent a Delaware court would permit) any rule of law that would cause the application of the laws of any jurisdiction other than the State of Delaware.

      (b) The parties irrevocably agree that any dispute, controversy or claim arising out of or relating to this Amendment or the transactions contemplated thereby, or the breach, termination or invalidity thereof, shall be settled by arbitration in accordance with the Rules of Conciliation and Arbitration of the International Chamber of Commerce as at present in force. The place of arbitration shall be Orange County, California and the number of arbitrators shall be three. Each of (i) the Shareholder Representative, on behalf of the Principal Company Shareholders, on the one hand, and (ii) the Issuer, on the other hand, shall designate one arbitrator and the two so designated arbitrators shall jointly designate the third arbitrator. If such designation is not made within fifteen (15) days of the designation of the second party designated arbitrator, the Secretary General of the International Court of Arbitration of the International Chamber of Commerce shall designate the third arbitrator. The language of the arbitral proceedings shall be English, but all submissions and written evidence may be in French or English.


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      IN WITNESS WHEREOF, the Issuer and the Principal Company Shareholders,
represented by the Shareholder Representative have executed, or have caused to be executed by their respective officers thereunto duly authorized, this Amendment as of the date first written above.


                               EPIMMUNE INC.


                               By: /s/ Emile Loria
                                   --------------------------------------
                                   Name:  Emile Loria
                                   Title: President, Chief Executive
                                          Officer and Director

                               PRINCIPAL COMPANY SHAREHOLDERS,
                                 Represented by the Shareholder Representative

                               By: /s/ Helene Ploix
                                   --------------------------------------
                                   Name:  Helene Ploix